UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 19, 2004
                        (date of earliest event reported)


                           MERIT MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       Utah                        0-18592                       87-0447695
-----------------           ---------------------            -------------------
 (State or other            (Commission File No.)               (IRS Employer
   jurisdiction                                              Identification No.)
of incorporation)

                             1600 West Merit Parkway
                            South Jordan, Utah 84095
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 253-1600
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


 Item 7.     Financial Statements and Exhibits
             ---------------------------------

(c)     Exhibits

99.1 Press Release Issued by Merit Medical Systems, Inc., dated February 19, 2004, entitled "MERIT MEDICAL REPORTS RECORD NET INCOME AND SALES FOR THE YEAR ENDED DECEMBER 31, 2003," together with related unaudited financial statements.



Item 12.   Results of Operations and Financial Condition
           ---------------------------------------------

         On February 19, 2004, Merit Medical Systems, Inc. ("Merit") issued a press release announcing its financial results for the fourth quarter of 2003, as well as its results for the 2003 year. The full text of Merit's press release, together with related unaudited financial statements, is furnished herewith as Exhibit 99.1.

         The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Forward-Looking Statements
---------------------------

         Statements contained in this release which are not purely historical are forward- looking statements within the meaning of the Private Securities Litigation Act of 1995 and are subject to risks and uncertainties such as those described in Merit's Annual Report on Form 10-K for the year ended December 31, 2002. Such risks and uncertainties include introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls, foreign currency fluctuations, changes in health care markets related to health care reform initiatives, litigation and other factors referred to in the Company's 10-K and other reports filed with the Securities and Exchange Commission. All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results may differ materially from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.


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                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                MERIT MEDICAL SYSTEMS, INC.

                                By:     /s/ Kent W. Stanger
                                    --------------------------------------
                                     Kent W. Stanger, Chief Financial Officer,
                                     Secretary and Treasurer



February 19, 2004


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





                                  EXHIBIT INDEX



EXHIBIT
                               NUMBER DESCRIPTION
-----------   ------------------------------------------------------------------
99.1          Press  Release  Issued  by  Merit  Medical  Systems,  Inc.,  dated
              February 19, 2004,  entitled  "MERIT  MEDICAL  REPORTS  RECORD NET
              INCOME AND SALES FOR THE YEAR ENDED DECEMBER 31, 2003," together with related unaudited financial statements.

                                        4
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